Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

In connection with the  Quarterly Report on Form 10-Q of Janover Inc. (the “Company”) for the period ending June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 1, 2023	By:	/s/ Patrick Stinus
		Name:	Patrick Stinus
		Title:	Senior Vice President and Interim Chief Financial Officer
(Principal Financial Officer)